                                                     SOUTHWEST GAS CORPORATION
                                                    SUMMARY STATEMENTS OF INCOME
                                              (In thousands, except per share amounts)
                                                             (Unaudited)
                                                               THREE MONTHS ENDED       NINE MONTHS ENDED      TWELVE MONTHS ENDED
                                                                  SEPTEMBER 30,           SEPTEMBER 30,            SEPTEMBER 30,
                                                             ----------------------   ---------------------   ---------------------
                                                                1998         1997       1998        1997        1998        1997
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Gas operating revenues                                       $ 128,229    $  95,009   $ 567,609   $ 414,313   $ 767,961   $ 584,075
Net cost of gas sold                                            51,499       28,508     246,254     149,830     305,762     198,226
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Operating margin                                                76,730       66,501     321,355     264,483     462,199     385,849
Operations and maintenance expenses                             50,765       50,310     153,796     148,165     206,790     201,972
Depreciation, amortization, and general taxes                   28,262       26,244      83,055      77,670     109,306     101,038
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Operating income (loss)                                         (2,297)     (10,053)     84,504      38,648     146,103      82,839
Net interest deductions                                         15,467       15,736      46,806      45,192      63,365      58,867
Preferred securities distribution                                1,368        1,368       4,106       4,106       5,475       5,475
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Pretax utility income (loss)                                   (19,132)     (27,157)     33,592     (10,650)     77,263      18,497
Utility income tax expense (benefit)                            (7,550)     (10,421)     12,742      (4,093)     25,757       7,225
                                                             ---------    ---------   ---------   ---------   ---------   ---------

Net utility income (loss)                                      (11,582)     (16,736)     20,850      (6,557)     51,506      11,272
Other income (expense), net                                       (212)         (35)       (213)       (425)     (8,062)       (549)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Contribution to net income (loss) - gas operations             (11,794)     (16,771)     20,637      (6,982)     43,444      10,723
Contribution to net income (loss) - construction services          849        1,085       1,857         116       2,385         707
                                                             ---------    ---------   ---------   ---------   ---------   ---------

Net income (loss)                                            $ (10,945)   $ (15,686)  $  22,494   $  (6,866)  $  45,829   $  11,430
                                                             =========    =========   =========   =========   =========   =========

Earnings (loss) per share - gas operations                   $   (0.41)   $   (0.62)  $    0.74   $   (0.26)  $    1.56   $    0.40
Earnings per share - construction services                        0.03         0.04        0.06        0.01        0.09        0.02
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Basic earnings (loss) per share                              $   (0.38)   $   (0.58)  $    0.80   $   (0.25)  $    1.65   $    0.42
                                                             =========    =========   =========   =========   =========   =========
Diluted earnings (loss) per share                            $   (0.38)   $   (0.58)  $    0.80   $   (0.25)  $    1.64   $    0.42
                                                             =========    =========   =========   =========   =========   =========

Average outstanding common shares                               29,050       27,149      28,028      26,990      27,846      26,902
Average shares outstanding (assuming dilution)                      --           --      28,216          --      28,022      27,021

The summary statements of income have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary.  This presentation is not in accordance with generally accepted accounting principles
(GAAP).  However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

/TABLE

                                                        SOUTHWEST GAS CORPORATION
                                                       SUMMARY STATEMENTS OF INCOME
                                                 (In thousands, except per share amounts)
                                                                (Unaudited)
                                                                     NINE MONTHS ENDED              TWELVE MONTHS ENDED
                                                                       SEPTEMBER 30,                    SEPTEMBER 30,
                                                                 --------------------------      --------------------------
                                                                     1998            1997            1998            1997
---------------------------------------------------------------------------------------------------------------------------
Gas operating revenues                                           $  567,609      $  414,313      $  767,961      $  584,075
Net cost of gas sold                                                246,254         149,830         305,762         198,226
---------------------------------------------------------------------------------------------------------------------------
Operating margin                                                    321,355         264,483         462,199         385,849
Operations and maintenance expenses                                 153,796         148,165         206,790         201,972
Depreciation, amortization, and general taxes                        83,055          77,670         109,306         101,038
---------------------------------------------------------------------------------------------------------------------------
Operating income                                                     84,504          38,648         146,103          82,839
Net interest deductions                                              46,806          45,192          63,365          58,867
Preferred securities distribution                                     4,106           4,106           5,475           5,475
---------------------------------------------------------------------------------------------------------------------------
Pretax utility income (loss)                                         33,592         (10,650)         77,263          18,497
Utility income tax expense (benefit)                                 12,742          (4,093)         25,757           7,225
---------------------------------------------------------------------------------------------------------------------------
Net utility income (loss)                                            20,850          (6,557)         51,506          11,272
Other income (expense), net                                            (213)           (425)         (8,062)           (549)
---------------------------------------------------------------------------------------------------------------------------
Contribution to net income (loss) - gas operations                   20,637          (6,982)         43,444          10,723
Contribution to net income (loss) - construction services             1,857             116           2,385             707
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                $   22,494      $   (6,866)     $   45,829      $   11,430
===========================================================================================================================

Earnings (loss) per share - gas operations                       $     0.74      $    (0.26)     $     1.56      $     0.40
Earnings per share - construction services                             0.06            0.01            0.09            0.02
---------------------------------------------------------------------------------------------------------------------------
Basic earnings (loss) per share                                  $     0.80      $    (0.25)     $     1.65      $     0.42
===========================================================================================================================
Diluted earnings (loss) per share                                $     0.80      $    (0.25)     $     1.64      $     0.42
===========================================================================================================================

Average outstanding common shares                                    28,028          26,990          27,846          26,902
Average shares outstanding (assuming dilution)                       28,216              --          28,022          27,021

                                       See Notes to Summary Financial Statements.
/TABLE

                                SOUTHWEST GAS CORPORATION
                                  SUMMARY BALANCE SHEET
                                  AT SEPTEMBER 30, 1998
                                     (In thousands)
                                       (Unaudited)
ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                            $  1,387,598
  Construction work in progress                                               37,833
                                                                        ------------
    Net utility plant                                                      1,425,431
                                                                        ------------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                              26,896
  Other                                                                       46,561
                                                                        ------------
    Total other property and investments                                      73,457
                                                                        ------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                           6,846
  Receivables - less reserve of $914 for uncollectibles                       31,088
  Accrued utility revenue                                                     22,500
  Deferred purchased gas costs                                                59,740
  Other                                                                       40,407
                                                                        ------------
    Total current and accrued assets                                         160,581
                                                                        ------------
DEFERRED DEBITS
  Unamortized debt expense                                                    18,566
  Other deferred debits                                                       27,760
                                                                        ------------
    Total deferred debits                                                     46,326
                                                                        ------------
    TOTAL ASSETS                                                        $  1,705,795
                                                                        ============

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 30,285 shares outstanding              $    453,546
    Retained earnings                                                            720
                                                                        ------------
      Total common stockholders' equity                                      454,266           34.5%
  Preferred securities of Southwest Gas Capital I, 9.125%                     60,000            4.6
  Long-term debt - NOTE 2                                                    801,198           60.9
                                                                        ------------          -----
      Total capitalization                                                 1,315,464          100.0%
                                                                        ------------          =====
CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                               31,000
  Accounts payable                                                            31,695
  Customer deposits                                                           22,918
  Taxes accrued (including income taxes)                                      23,904
  Other                                                                       59,016
                                                                        ------------
      Total current and accrued liabilities                                  168,533
                                                                        ------------
DEFERRED CREDITS
  Deferred investment tax credits                                             17,488
  Deferred income taxes                                                      153,369
  Other                                                                       50,941
                                                                        ------------
      Total deferred credits                                                 221,798
                                                                        ------------
      TOTAL CAPITALIZATION AND LIABILITIES                              $  1,705,795
                                                                        ============

                                       See Notes to Summary Financial Statements.
/TABLE

                             SOUTHWEST GAS CORPORATION
                           SUMMARY STATEMENT OF CASH FLOWS
                        NINE MONTHS ENDED SEPTEMBER 30, 1998
                                    (In thousands)
                                     (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                        $   22,494
  Adjustments to reconcile net income to net
  cash provided by operating activities:
      Depreciation and amortization                                     59,539
      Change in receivables and payables                                34,837
      Change in gas cost related balancing items                        30,009
      Change in accrued taxes                                           22,012
      Change in deferred taxes                                          (9,134)
      Allowance for funds used during construction                      (1,401)
      Other                                                             (1,934)
                                                                     ---------

        Net cash provided by operating activities                      156,422
                                                                     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                           (124,358)
  Other                                                                 (3,518)
                                                                     ---------

        Net cash used in investing activities                         (127,876)
                                                                     ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                     63,846
  Dividends paid                                                       (17,460)
  Change in notes payable                                             (111,000)
  Long-term debt issuances, net                                         29,571
                                                                     ---------

        Net cash used in financing activities                          (35,043)
                                                                     ---------
Change in cash and temporary cash investments                           (6,497)
Cash at beginning of period                                             13,343
                                                                     ---------

Cash at end of period                                               $    6,846
                                                                     =========

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                           $   45,396
Income taxes, net of refunds                                        $    6,406

                  See Notes to Summary Financial Statements.

                                           SOUTHWEST GAS CORPORATION
                                     NOTES TO SUMMARY FINANCIAL STATEMENTS
                                                 (In Thousands)
                                                   (Unaudited)


NOTE 1 - BASIS OF PRESENTATION:

  The summary financial statements have been prepared by Southwest Gas Corporation (the Company)
  using the equity method of accounting for its construction services subsidiary.  This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted.  The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

  Term loan facility                                                                 $ 200,000
  Debentures and notes:
    Debentures, 9.75% series F, due 2002                                               100,000
    Debentures, 7.50% series, due 2006                                                  75,000
    Debentures, 8% series, due 2026                                                     75,000
    Medium-term notes, 7.59% series, due 2017                                           25,000
    Medium-term notes, 7.78% series, due 2022                                           25,000
    Medium-term notes, 7.92% series, due 2027                                           25,000
    Medium-term notes, 6.89% series, due 2007                                           17,500
    Medium-term notes, 6.76% series, due 2027                                            7,500
    Medium-term notes, 6.27% series, due 2008                                           25,000
  Industrial development revenue bonds:
    Variable-rate bonds, Series A, due 2028 - net of funds held in trust                28,201
    7.30% 1992 Series A, due 2027                                                       30,000
    7.50% 1992 Series B, due 2032                                                      100,000
    6.50% 1993 Series A, due 2033                                                       75,000
  Unamortized discount on long-term debt                                                (7,003)
                                                                                     ---------
TOTAL LONG-TERM DEBT                                                                 $ 801,198
                                                                                     =========
ESTIMATED CURRENT MATURITIES                                                         $      --
                                                                                     =========
/TABLE

                                            SOUTHWEST GAS CORPORATION
                                            SELECTED STATISTICAL DATA
                                                SEPTEMBER 30, 1998


FINANCIAL STATISTICS
Market value to book value per share at quarter end                         136%
Twelve months to date return on equity  -- total company                   11.2%
                                        -- gas segment                     11.1%
Common stock dividend yield at quarter end                                  4.0%

GAS OPERATIONS SEGMENT
                                                                                                      Authorized
                                                                   Authorized      Authorized          Return on
                                                                   Rate Base        Rate of             Common
Rate Jurisdiction                                                (In thousands)     Return              Equity
---------------------------                                      -------------     ----------         ----------
Arizona (1)                                                      $   541,104             9.38%            11.25%
Southern Nevada (1)                                                  237,165             9.50             11.55
Northern Nevada (1)                                                   63,986             9.67             11.55
Southern California                                                   69,486             9.94             11.35
Northern California                                                   21,470            10.02             11.35
Paiute Pipeline Company (1)                                           61,602             9.69             11.60

 (1)  Estimated amounts based on rate case settlements.



SYSTEM THROUGHPUT BY CUSTOMER CLASS                                   NINE MONTHS ENDED                  TWELVE MONTHS ENDED
                                                                         SEPTEMBER 30,                       SEPTEMBER 30,
                                                                 ----------------------------        ---------------------------
   (In dekatherms)                                                   1998             1997              1998             1997
--------------------------------------------------------------------------------------------------------------------------------
Residential                                                       44,893,515       37,427,296        58,021,097       49,848,278
Small commercial                                                  20,332,720       18,289,465        26,703,795       24,485,468
Large commercial                                                   6,116,845        5,951,794         7,819,232        7,638,423
Industrial / Other                                                13,206,848        5,967,696        15,842,753        7,291,800
Transportation                                                    73,183,218       80,285,401        95,983,545      102,952,681
--------------------------------------------------------------------------------------------------------------------------------
Total system throughput                                          157,733,146      147,921,652       204,370,422      192,216,650
================================================================================================================================


HEATING DEGREE DAY COMPARISON
--------------------------------------------------------------------------------------------------------------------------------
Actual                                                                 1,749            1,357             2,365            1,974
Ten-year average                                                       1,452            1,430             2,042            2,019
================================================================================================================================
/TABLE